Exhibit 99.1

NASDAQ: ECPG

Business Update

CAUTIONARY NOTE A BOUT FORWARD -LOOKING STATEMENTS

Certain Statements in This Presentation Constitute “Forward-looking Statements” Within the
Meaning of the Private Securities Litigation Reform Act of 1995.  Such Statements Involve Risks,
Uncertainties and Other Factors Which May Cause Actual Results, Performance or Achievements
of the Company and Its Subsidiaries to Be Materially Different From Any Future Results,
Performance or Achievements Expressed or Implied by Such Forward-looking Statements.  For a
Discussion of These Factors, We Refer You to the Company’s Annual Report on Form 10-K As of
and for the Year Ended December 31, 2003.

In Light of the Significant Uncertainties Inherent in the Forward-looking Statements Included
Herein, the Inclusion of Such Information Should Not Be Regarded As a Representation by the
Company or by Any Other Person or Entity That the Objectives and Plans of the Company Will Be
Achieved.

ENCORE CAPITAL

50 year old purchaser and manager of consumer receivables portfolios

Unique business model

Excellent financial and operating results

Strong drivers for growth

INVESTMENT HIGHLIGHTS

Growth Industry

High barriers to long-term success

Demonstrated ability to buy right and collect well

Process company focused on debt collection

Innovations and analysis

Multiple collection channels reduces need to acquire new portfolios & increase outbound collection staff

New lower cost financing

Significant catalyst for pretax margin expansion and earnings growth

Highly seasoned and respected management team

COMPELLING FUNDAMENTALS

Source:  Federal Reserve Board, December 7, 2004

$ in billions

Non-mortgage consumer debt and charge-off rates

Traditional consumer debt continues to grow

Other types of consumer receivables are beginning to be sold

                                Automobile deficiencies                           Telecom

                                Utilities                    Medical

                                Health club

BUSINESS DRIVERS

Buy Right

Collect Well

Manage Expenses

Challenge Everything

Demand Professional and Ethical Behavior

BUSINESS MODEL

This is how we make money…

Years

0

1

2

3

>3

Total

Investment

($100)

Collections

$114

$74

$51

$31

$270

Cumulative Multiple

of Costs Collected

1.1x

1.9x

2.4x

2.7x

Total Operating

Expense

@40%

($46)

($30)

($20)

($12)

($108)

Net cash flow stream

($100)

$68

$44

$31

$19

$162

Net

IRR

29%

Representative Data Only; Not Actual Portfolio Results.

ACTUAL RESULTS V S. MODEL

Our returns are better than targeted

36 months

24 months

12 months

6 months

97

$3.8 Billion

$1.2 Billion

$6.9 Billion

$ 8.5 Billion

Total Face Value

41

171

205

# of Portfolios

Multiple of Purchase Price Collected

* Through September 30, 2004

COMPETITIVE ADVANTAGES

Consumer level analytics

Multiple collection strategies

Proprietary and dynamic account management
software

BUY RIGHT

Account level valuation provides several competitive advantages

Note:  All purchases since mid-2000 through 9/30/04.

Month Since

Charge

-

off

Face Value

($ in Billions)

% of Total

Face Purch.

0

-

6

$

2.1

21%

7

-

12

$

1.0

10%

13

-

18

$

2.0

20%

19

-

24

$

0.8

8%

25

-

36

$

1.9

19%

37+

$

2.2

22%

Total

$

10.0

100%

10

Increases our flexibility to buy throughout
the universe of defaulted receivables

Provides ability to create
positively selected deals

Expands universe of sources to
include our competition

Applies to alternative paper
types

Strong Collection Growth

COLLECT WELL -   UNIQUE LIQUIDATION STRATEGIES

Continuous innovation is driving our collection growth

COLLECT WELL -   RESULTS

Collection innovation drives our performance improvement

($ in Thousands)

(Employees)

STRONG FINANCIAL R ESULTS & MOMENTUM

*Excludes one-time items.

*Pretax Income excludes one-time benefit and charges.

STRONG FINANCIAL R ESULTS & MOMENTUM

The real earnings power not yet realized

STRONG FINANCIAL RESULTS & MOMENTUM -
BALANCE SHEET IMPROVEMENT

Our Average Monthly Collections per Employee are very favorable.

ECPG1

$27,300

Monthly Collections
per Avg. Total
Employees

$181,301

2004 YTD Gross
Collections (in thousands)

737

Average # of

Total Employees

COMPETITIVE COMPARISON

1  Data from 10-Q filings for the period ending September 30, 2004 (9-month period).

Strong Collections and Judicious Portfolio Buys Create Strong Turnover

ECPG1

1.45

Annualized Portfolio
Turnover

$241,735

Annualized Gross
Collections (in thousands)

$166,695

Total Inventory

(in thousands)

$76,328

Annualized Purchases

(in thousands)

$90,367

Portfolio BOY

(in thousands)

COMPETITIVE COMPARISON

1  Data from 10-Q filings for the period ending September 30, 2004 (9-month period).

$334,400

Implied Gross Collections to
Realize Book Value

(in thousands)

$20,144

Avg. Monthly Collections 2004

(in thousands)

ECPG1

16.6

Months Remaining to Amortize
Book

27%

YTD Amortization Rate

$90,367

Portfolio January 1, 2004

(in thousands)

COMPETITIVE COMPARISON

1  Data from 10-Q filings for the period ending September 30, 2004 (9-month period).

We Are Amortizing Our Portfolio Quickly

COMPETITIVE COMPARISON

Recent Vintages Are Consistently Strong

Ratio of Total Collections to Purchase Price by Year of Origin

1  Data from 10-Q filings for the period ending September 30, 2004 (9-month period).

EXPERIENCED MANAGEMENT TEAM

Former CFO of Stellcom, Inc.; Former EVP and CFO of Telespectrum Worldwide Inc.; Former Partner
of M&A Services at Deloitte and Touche

Paul Grinberg

SVP Finance

Former Director of Service Strategy at Gateway, Inc.

Anna Hansen

SVP Collection Operations

Former VP of Decision Science for Associates Home Equity Division

Eric Von Dohlen
VP & Chief Credit Risk Officer

Former VP & CIO of West Capital; Former VP & CIO for Frederick’s of Hollywood and The Welk Group

John Treiman
SVP & CIO

Former VP and General Counsel of West Capital and Comstream Corp.

Robin R. Pruitt
SVP, General Counsel and Secretary

Former Director of Human Resources at Gateway, Inc.

Alison James
SVP, Human Resources

Former SVP of Operations of West Capital and First Data Resources; Former VP/Risk Operations of
Capital One

J. Brandon Black
President & COO

Former CFO of West Capital; Former CFO and Board Member of Bank One, Texas, N.A; Former
Controller of Great Western Financial Corp.

Barry R. Barkley
EVP & CFO

Former Chairman, President and CEO of West Capital; Former Chairman, President and CEO of MIP
Properties, Inc., a publicly traded REIT

Carl C. Gregory, III
Vice Chairman & CEO

Experience

Name/Position

Future Prospects

Growth Opportunities

Innovations and analysis

Significant reduction in effective interest
rate driven by new financing

Strong cash position for acquisitions

Continued penetration of alternative
asset classes

Challenges

Higher prices for purchased
receivables

Implementation of SOP 2003-03

Managing SOX 404 requirements

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